SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 4, 2004

                           Newmont Mining Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
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                            (Commission File Number)

                                   84-1611629
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                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
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               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition".

On February 4, 2004, Newmont Mining Corporation, a Delaware corporation, issued a news release reporting its financial results for the quarter ended and year ended December 31, 2003. A copy of the news release is furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         By: /s/ Britt D. Banks
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                                         Name:   Britt D. Banks
                                         Title:  Vice President, General Counsel
                                                 and Secretary

Dated: February 4, 2004


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                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibits

99.1                    Press Release dated February 4, 2004


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